UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22050

Exact name of registrant as specified in charter:
Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Reports to Stockholders

Annual Report	Delaware Enhanced Global Dividend and Income Fund

November 30, 2009

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

> Portfolio management review	1

> Performance summary	4

> Security type and country allocations	6

> Statement of net assets	8

> Statement of operations	24

> Statements of changes in net assets	25

> Statement of cash flows	26

> Financial highlights	27

> Notes to financial statements	28

> Report of independent registered public accounting firm	35

> Other Fund information	36

> Board of trustees/directors and officers addendum	44

> About the organization	47

On January 4, 2010, Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see recent press releases for more complete information.

Investments in Delaware Enhanced Global Dividend and Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Views expressed herein are current as of Dec. 8, 2009 and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Dec. 8, 2009

Performance preview (for the period ended Nov. 30, 2009)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+134.96%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+59.12%
Lipper Closed-end Global Funds Average @ market price	1-year return	+66.52%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+34.75%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Global Dividend and Income Fund, please see the table on page 4.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Enhanced Global Dividend and Income Fund returned +59.12% at net asset value and 134.96% at market price (both figures reflect all distributions reinvested) for the fiscal year ended Nov. 30, 2009. Complete annualized performance information for Delaware Enhanced Global Dividend and Income Fund is shown in the table on page 4.

Prices of risky assets fell steeply before recovery

The fiscal year was largely a story in two parts. The period began amid the worst economic and financial markets that the portfolio management team has ever witnessed. The latter part of the period, however, featured a considerable recovery, with what the team viewed as extraordinarily attractive opportunities within both the fixed income and equity markets.

At the start of the fiscal period, financial markets were still reacting to the jolt received when storied Wall Street investment bank Lehman Brothers declared bankruptcy in September 2008. The bankruptcy, followed soon after by the federal bailout of insurance giant American International Group (AIG), sent the financial markets into a near panic. Risk aversion had become extreme by late 2008 and many investors seemingly fled all “risk” assets for the relative safety of securities issued by the U.S. government and other sovereign entities. Signs of the fallout from the financial crisis were abundant, both in the economy and in the securities markets.

The MSCI ACWI (All Country World Index), a broad measure of equity markets around the world, had declined by March 2009 to very near its lowest level since July 1995. The S&P 500 Index, a measure of the broad stock market in the United States, dropped by March to its lowest level since September 1996. Meanwhile, high yield bond spreads (which are used to measure a bond’s perceived level of risk) in the U.S. peaked in December 2008 at 21.0% as measured by J.P. Morgan, a level not seen since January 1995. (Source: Bloomberg.)

The prices of energy and commodities also fell sharply during the first half of the year, before starting to recover during the latter half. In early March 2009, the broad-based Thomson Reuters/Jefferies CRB Commodity Index dropped to its lowest level since January 2002 (source: Bloomberg). The price of crude oil also sank, with the West Texas Intermediate (a type of crude oil used as a benchmark in oil pricing) hitting a low of $31 a barrel in late December 2008, a full 78% below its all-time peak price of $145 in early July 2008 (source: Bloomberg).

Global equity and fixed income markets touched lows in March, and then began to recover vigorously for much of the rest of the period. Governments and central banks around the world stressed their intentions of continuing to provide support for economic recovery for as long as necessary, which helped investors become more willing to accept risk. At first, many investors began to reach for risk at the expense of quality, within both the equity and fixed income markets. Lower-rated bonds, for example, significantly outperformed their higher-rated peers during the spring and summer months, while stocks of many companies with questionable fundamentals outpaced those of fundamentally solid companies. As the market recovery matured, however, it broadened to include almost every corner of the market, including higher-quality securities.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Importantly, economies around the world began to show early signs of stabilization and cyclical recovery. During the third calendar quarter of 2009, in fact, the U.S. economy expanded by an estimated 2.8%, according to the U.S. Commerce Department’s reading of GDP released in November. It was the fastest growth in the past two years.

Fund positioning

The Fund’s primary objective is to seek current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities from around the globe. These include “core” fixed income holdings (such as Treasury and agency securities) as well as investment grade and high yield corporate bonds, convertible bonds, real estate investment trusts (REITs), large-cap value stocks, and international value stocks.

Broadly speaking, we positioned the Fund defensively as the period began. When determining the Fund’s asset allocation at a portfolio level, for instance, we placed an emphasis on fixed income securities and convertible bonds over equities and REITs. From a risk-reward perspective, we tended to find fixed income asset classes as more appropriate for the Fund.

Among corporate bonds, for example, yields rose to historically high levels during the opening months of the period. Because prices decline as yields rise, the high yields on corporate bonds reflected the extreme risk aversion by investors at that time, and also highlighted some extraordinary value opportunities in our opinion. Although corporate bonds were impacted by the difficult investment climate early in the period, both high yield and investment grade corporate bond positions within the Fund ultimately contributed performance for the fiscal year. Both asset classes performed well during the market’s recovery, and high yield bonds’ rebound was particularly notable.

Within high yield, the Fund generally carried a heavy position in speculative B-rated securities because we believed that the most favorable risk and reward opportunities existed there. Conversely, we maintained less exposure to bonds with a higher BB rating, which is just below investment grade. Our limited exposure to BB-rated bonds moderated Fund returns, however, because these bonds were among the better-performing bonds within the high yield asset class. (Credit ratings based on Standard & Poor’s opinion.)

The Fund’s increased exposure to convertible bonds also added to its overall performance. We added to convertible bond exposure because we believed the combination of yield, capital structure positioning, and potential upside made them attractive.

Among our REIT holdings, we continued to employ our “bottom up” security selection strategy, in which we evaluate potential investments one by one, based on our assessment of each company’s growth prospects, relative valuation, and balance-sheet quality (among other factors). Given the highly volatile conditions of the fiscal year, however, our approach was more opportunistic than usual, as we sought to take advantage of a shifting marketplace.

Early on, as the investment environment deteriorated, we made our REIT positioning more defensive by focusing on companies with longer lease terms, including healthcare and “triple net” REITs. Triple-net leases, in which tenants pay all property maintenance costs in addition to rent, tend to be relatively defensive because they provide a greater income stream to landlords. Simultaneously, we limited our exposure to companies with shorter-duration leases, such as hotel companies, which tend to have uncertain cash flows relative to other sectors. We also looked to avoid stocks of companies with what we believed were significant balance-sheet problems.

This defensive stance was generally beneficial to Fund performance during the downturn. Nonetheless, we calculated that the recovery would be much shorter than it turned out to be when credit markets loosened and the REIT market advanced. In actuality, credit conditions continued to improve, and by summer it was evident that a longer-lived improvement was taking place. Our maintenance of cautious positioning for a time caused the Fund’s REIT positions to trail the broader market gains during some of the REIT rally.

The gains made during the fiscal year by the Fund’s large-cap value equity holdings were more subdued than those of its high yield fixed income or REIT holdings. Much of the performance gains (versus the broader equity markets) from this equity allocation relative to the S&P 500 Index came in periods of market decline, such as the first several months of the period and again in October 2009.

This trend has been consistent with the aim of our equity management approach; through our value-oriented, defensive style, we seek to do well in relative terms in down markets by minimizing losses. The biggest positive for the Fund’s large-cap value holdings came from de-emphasizing the financial sector, the hardest-hit group in the marketplace during the downturn. Fund returns were negatively affected by our holdings in both the materials and industrials sectors, two groups in which our security selection proved disappointing.

In international equities, we maintained a defensive posture through the first half of 2009. This included dramatically cutting the Fund’s allocation to financial stocks that were highly sensitive economically. It also meant avoiding industrial and consumer-related companies with significant debt levels, which we believed would suffer if capital became less readily available. Beginning in the third quarter of 2009, as evidence mounted that the market’s progress was sustainable and that the economy was slowly improving, we felt more comfortable adding to our risk exposure in this portion of the Fund.

As the period came to a close, we were encouraged as it appeared to us that international equity investors once again were generally favoring stocks with solid business fundamentals, sustainable earnings, and reasonable valuations. We believe this constitutes a more normalized investment environment than the speculative atmosphere of the second quarter. By the end of November 2009, the market appeared to be assessing stocks on a company-by-company basis, and because of our regular emphasis on careful individual stock research, we felt this was a favorable backdrop for our style of investing.

We recognize that the recent environment, one in which investors could be rewarded for simply increasing the amount of risk within their portfolios, cannot last forever. With this in mind, the Fund continued at the portfolio level to be positioned generally defensively at fiscal year end, based on our opinion of relative value opportunities among asset classes.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Fund performance
Average annual total returns
Through Nov. 30, 2009	1 year	Lifetime
At market price (inception date June 29, 2007)	+134.96%	-4.65%
At net asset value (NAV) (inception date June 29, 2007)	+59.12%	-5.39%

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Diversification may not protect against market risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics
As of Nov. 30, 2009

Fund objective
The Fund seeks to achieve current income. Capital appreciation is a secondary objective.

Total Fund net assets
$156 million

Number of holdings
741

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value (see notes below)
Nov. 30, 2008, through Nov. 30, 2009

	Starting value	Ending value
	(Nov. 30, 2008)	(Nov. 30, 2009)
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$6.08	$12.29
Delaware Enhanced Global Dividend and Income Fund @ NAV	$8.77	$12.06

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
Average annual total returns from June 29, 2007, through Nov. 30, 2009

	Starting value	Ending value
	(June 29, 2007)	(Nov. 30, 2009)
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$10,000	$8,910
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$8,744
Lipper Closed-end Global Funds Average @ Market Price	$10,000	$8,373
Lipper Closed-end Global Funds Average @ NAV	$10,000	$8,249

The chart assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The chart assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. Performance shown in both charts above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end global mutual funds tracked by Lipper (source: Lipper).

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type and country allocations

Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security Type	of Net Assets
Common Stock	44.25%
Consumer Discretionary	6.84%
Consumer Staples	3.68%
Diversified REITs	1.14%
Energy	4.84%
Financials	5.27%
Health Care	4.66%
Health Care REITs	0.06%
Industrial REITs	0.30%
Industrials	4.96%
Information Technology	2.98%
Malls REITs	0.38%
Manufactured Housing REITs	0.07%
Materials	2.68%
Mortgage REITs	0.13%
Multifamily REITs	0.10%
Office REITs	0.58%
Real Estate Management & Development	0.36%
Shopping Center REITs	0.57%
Telecommunications	2.16%
Utilities	2.49%
Convertible Preferred Stock	2.03%
Agency Collateralized Mortgage Obligations	0.38%
Agency Mortgage-Backed Securities	3.01%
Commercial Mortgage-Backed Securities	2.52%
Convertible Bonds	10.66%
Aerospace & Defense	0.32%
Automobiles	0.18%
Banking, Finance & Insurance	0.37%
Basic Materials	1.22%
Building & Materials	0.10%
Computers & Technology	1.29%
Electronics & Electrical Equipment	0.09%
Energy	0.50%
Health Care & Pharmaceuticals	1.58%
Leisure, Lodging & Entertainment	0.82%
Real Estate	1.27%
Telecommunications	2.44%
Transportation	0.48%
Corporate Bonds	36.28%
Banking	2.88%
Basic Industry	4.71%
Brokerage	1.63%
Capital Goods	2.16%
Consumer Cyclical	3.13%
Consumer Non-Cyclical	1.47%
Energy	5.05%
Finance & Investments	1.21%
Media	2.34%
Real Estate	0.17%
Services Cyclical	2.02%
Services Non-Cyclical	1.91%
Technology	0.70%
Telecommunications	5.21%
Utilities	1.69%
Foreign Agencies	1.54%
Municipal Bonds	0.12%
Non-Agency Asset-Backed Securities	0.61%
Non-Agency Collateralized Mortgage Obligations	0.60%
Regional Authority	0.06%
Senior Secured Loans	0.28%
Sovereign Debt	6.44%
Supranational Banks	4.07%
U.S. Treasury Obligations	2.58%
Leveraged Non-Recourse Security	0.00%
Exchange Traded Fund	0.01%
Limited Partnership	0.04%
Preferred Stock	0.36%
Residual Interest Trust Certificate	0.00%
Discount Note	6.60%
Securities Lending Collateral	10.17%
Total Value of Securities	132.61%
Obligation to Return Securities Lending Collateral	(10.41%)
Borrowing Under Line of Credit	(25.63%)
Receivables and Other Assets Net of Liabilities	3.43%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Australia	1.43%
Austria	0.19%
Barbados	1.17%
Belgium	0.01%
Bermuda	1.48%
Brazil	1.76%
British Virgin Islands	0.26%
Canada	3.30%
Cayman Islands	0.85%
Colombia	0.34%
Denmark	0.38%
Finland	0.35%
France	4.02%
Germany	2.38%
Hong Kong	1.56%
Ireland	0.90%
Italy	1.22%
Japan	2.26%
Liberia	0.08%
Luxembourg	5.17%
Marshall Island	0.05%
Mexico	2.74%
Netherlands	2.11%
Norway	0.08%
Pakistan	1.13%
Republic of Korea	0.45%
Singapore	0.71%
Supranational	4.07%
South Africa	0.40%
Spain	0.45%
Sweden	0.87%
Switzerland	0.87%
Taiwan	0.34%
United Kingdom	2.88%
United States	69.58%
Total	115.84%

The percentage of net assets exceeds 100% because the Fund utilizes a line of credit with the Bank of New York Mellon, as described in note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

November 30, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 44.25%❖
Consumer Discretionary – 6.84%
	Autoliv	18,300	$743,163
*	Bayerische Motoren Werke	14,865	703,426
*†	DIRECTV Group	1,900	60,097
	Disney (Walt)	18,000	543,960
*	Don Quijote	22,400	566,154
	Esprit Holdings	93,631	629,454
	Gap	22,900	490,518
	Home Depot	19,200	525,312
*	KB HOME	17,000	230,350
	Lowe’s	23,900	521,259
	Mattel	28,000	544,880
	McGraw-Hill Companies	19,500	584,220
*	PPR	5,123	619,907
*	Publicis Groupe	13,943	536,713
*	Round One	40,482	238,818
	Target	10,600	493,536
	Techtronic Industries	664,500	532,468
	Toyota Motor	12,984	516,657
	Vivendi	27,259	785,330
	WPP Group	37,084	346,814
	Yue Yuen Industrial Holdings	162,000	456,744
			10,669,780
Consumer Staples – 3.68%
	Archer-Daniels-Midland	17,700	545,337
	Coca-Cola Amatil	71,354	692,554
	CVS Caremark	13,800	427,938
@	Greggs	65,996	471,180
	Heinz (H.J.)	12,600	534,870
	Kimberly-Clark	8,700	573,939
	Kraft Foods Class A	19,200	510,336
	Metro	10,765	676,359
	Parmalat	245,978	715,677
	Safeway	26,300	591,750
			5,739,940
Diversified REITs – 1.14%
	British Land	27,905	204,507
	Corio	2,648	180,485
*	Digital Realty Trust	4,400	214,104
	Duke Realty	8,600	96,406
	Entertainment
	Properties Trust	8,236	260,175
	Goodman Group	247,237	135,830
	Lexington Reality Trust	28,070	136,420
	Stockland	64,000	236,750
*	Unibail-Rodamco	1,399	315,048
			1,779,725
Energy – 4.84%
	Anadarko Petroleum	8,100	482,193
	BP	52,030	491,983
	Chevron	7,100	554,084
	CNOOC	442,000	680,978
	ConocoPhillips	11,000	569,470
	Devon Energy	7,200	484,920
	Exxon Mobil	7,300	548,011
	Marathon Oil	15,400	502,348
	National Oilwell Varco	10,600	456,012
	Occidental Petroleum	6,600	533,214
	Petroleo Brasiliero ADR	16,500	743,490
*	Total	7,689	475,707
†	Transocean	5,700	486,723
	Williams Companies	27,400	544,986
			7,554,119
Financials – 5.27%
	Allstate	17,000	482,970
*	AXA	23,140	551,325
	Banco Santander	41,366	708,593
	Bank of New York Mellon	17,500	466,200
	BB&T	17,800	443,220
	Comerica	17,400	495,378
†	Global Brands Acquisition	9,396	92,175
	JPMorgan Chase & Co	11,200	475,888
	Marsh & McLennan	21,100	475,805
	Mitsubishi UFJ
	Financial Group	125,989	702,449
*	Nordea Bank	59,678	618,846
	Standard Chartered	25,672	626,719
	State Street	10,000	413,000
	SunTrust Banks	21,500	508,045
	Travelers Companies	10,900	571,051
	UniCredit	171,662	586,304
			8,217,968
Health Care – 4.66%
	Abbott Laboratories	10,900	593,942
†	Alliance HealthCare Services	4,875	28,860
	Astellas Pharma	15,400	568,259
	AstraZeneca	5,984	267,510
	Bristol-Myers Squibb	22,700	574,537
	Cardinal Health	18,200	586,586
	Johnson & Johnson	8,300	521,572
	Merck	26,743	968,362
	Novartis	13,038	723,541
	Novo Nordisk Class B	7,161	480,357
	Pace	198,606	561,299
	Pfizer	28,744	522,278
	Quest Diagnostics	9,500	550,430
	Sanofi-Aventis	4,315	325,978
			7,273,511
Health Care REITs – 0.06%
	Nationwide Health
	Properties	2,800	95,228
			95,228
Industrial REITs – 0.30%
	Cambridge Industrial Trust	1,170,000	350,831
*	ING Industrial Fund	307,371	119,614
			470,445

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Industrials – 4.96%
*	Asahi Glass	67,000	$585,136
*	Compagnie de Saint-Gobain	14,096	766,605
	Deutsche Post	36,062	675,124
	Finmeccanica	36,740	608,390
†	Flextronics International	6,400	45,248
	General Electric	29,700	475,794
	Honeywell International	12,900	496,263
*	Koninklijke Philips Electronics	28,746	786,094
*†	Mobile Mini	2,394	36,413
	Northrop Grumman	9,800	537,040
	Pitney Bowes	20,100	463,104
	Singapore Airlines	59,000	566,980
	Teleperformance	21,700	719,978
	Vallourec	2,563	428,648
*	Waste Management	16,900	554,996
			7,745,813
Information Technology – 2.98%
†	CGI Group Class A	106,161	1,312,490
†	EMC	52,500	883,575
	Intel	25,400	487,680
	International Business
	Machines	4,200	530,670
†	Motorola	59,400	475,794
*	Nokia	41,800	550,356
	Xerox	54,200	417,340
			4,657,905
Malls REITs – 0.38%
*	Simon Property Group	8,214	596,829
			596,829
Manufactured Housing REITs – 0.07%
	Equity Lifestyle Properties	2,300	110,423
			110,423
Materials – 2.68%
†	Agrium	12,300	687,078
	ArcelorMittal	8,548	333,019
	Dow Chemical	19,200	533,376
	duPont (E.I.) deNemours	15,400	532,532
	Lafarge	7,366	605,236
	Linde	5,939	728,901
	Nucor	10,300	436,823
*	Vale ADR	11,400	326,838
			4,183,803
Mortgage REITs – 0.13%
	Annaly Capital
	Management	2,600	47,866
	Chimera Investment	12,100	48,763
	Cypress Sharpridge
	Investments	8,200	107,420
			204,049
Multifamily REITs – 0.10%
	Camden Property Trust	3,900	151,125
			151,125
Office REITs – 0.58%
	Government Properties
	Income Trust	3,852	96,184
	ING UK Real Estate Trust	317,470	263,738
	Mack-Cali Realty	8,300	254,727
	Orix REIT	17	75,119
	Parkway Properties	3,500	65,345
	SL Green Realty	3,300	146,586
			901,699
Real Estate Management & Development – 0.36%
	Mitsubishi Estate	10,549	164,123
	Shimao Property Holdings	25,500	48,434
	Starwood Property Trust	17,700	343,380
			555,937
Shopping Center REITs – 0.57%
	Kimco Realty	16,900	208,208
	Link REIT	33,000	83,119
	Macquarie
	CountryWide Trust	355,587	185,588
	Ramco-Gershenson
	Properties Trust	10,006	91,055
*	Regency Centers	3,900	130,533
	Westfield Group	16,989	189,938
			888,441
Telecommunications – 2.16%
	AT&T	18,600	501,084
	Chunghwa Telecom ADR	29,802	530,178
	Frontier Communications	25,700	203,030
†	GeoEye	500	15,585
	Telstra	99,588	310,950
	TELUS	20,411	661,319
	Verizon Communications	16,900	531,674
	Vodafone Group	272,101	613,687
			3,367,507
Utilities – 2.49%
	American Electric Power	16,100	518,259
	Duke Energy	32,600	543,768
	Edison International	14,800	503,940
	National Grid	61,607	669,394
	NorthWestern	3,800	98,002
	Progress Energy	13,100	512,079
	Public Service
	Enterprise Group	16,200	508,032
	Sempra Energy	10,100	536,714
			3,890,188
Total Common Stock (cost $78,392,485)			69,054,435

(continues)     9

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

	Number of		Value
	Shares		(U.S. $)
Convertible Preferred Stock – 2.03%
Banking, Finance & Insurance – 0.02%
@ Fannie Mae 8.75%
exercise price $32.45,
expiration date 5/13/11		20,000	$28,000
			28,000
Energy – 0.15%
Whiting Petroleum 6.25%
exercise price $43.42,
expiration date 12/31/49		1,500	241,440
			241,440
Health Care & Pharmaceuticals – 0.72%
Mylan 6.50%
exercise price $17.08,
expiration date 11/15/10		1,000	1,116,500
			1,116,500
Telecommunications – 1.14%
Crown Castle
International 6.50%
exercise price $36.88,
expiration date 8/15/12		18,000	1,039,500
Lucent Technologies
Capital Trust I 7.75%
exercise price $24.80,
expiration date 3/15/17		1,000	740,250
			1,779,750
Total Convertible Preferred Stock
(cost $3,976,492)			3,165,690

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.38%
Fannie Mae Series
Series 2001-50 BA
7.00% 10/25/41	USD	177,828	196,167
Series 2003-122
4.50% 2/25/28		107,977	111,558
Freddie Mac
Series 2557 WE
5.00% 1/15/18		60,000	64,678
Series 3094 US
6.75% 9/15/34		79,662	77,856
Series 3131 MC
5.50% 4/15/33		40,000	43,223
Series 3173 PE
6.00% 4/15/35		65,000	71,236
Series 3337 PB
5.50% 7/15/30		25,000	26,346
Total Agency Collateralized
Mortgage Obligations
(cost $550,643)			591,064

Agency Mortgage-Backed Securities – 3.01%
• Fannie Mae ARM
5.138% 11/1/35		30,956	32,504
5.164% 3/1/38		69,618	73,335
5.372% 4/1/36		37,213	39,015
6.019% 10/1/36		44,163	46,785
6.086% 10/1/36		29,044	30,813
6.306% 4/1/36		159,979	169,663
Fannie Mae S.F. 15 yr
5.50% 1/1/23		73,064	78,339
Fannie Mae S.F. 30 yr
5.00% 12/1/36		228,779	240,419
5.00% 12/1/37		30,384	31,914
5.00% 2/1/38		22,845	23,995
6.50% 6/1/36		54,859	59,392
6.50% 10/1/36		40,568	43,921
6.50% 3/1/37		37,979	41,117
6.50% 7/1/37		904,993	978,789
6.50% 8/1/37		56,079	60,652
6.50% 11/1/37		39,069	42,255
6.50% 12/1/37		55,648	60,185
Freddie Mac
6.00% 1/1/17		86,548	90,918
• Freddie Mac ARM
5.682% 7/1/36		25,897	27,339
5.816% 10/1/36		68,906	72,907
Freddie Mac S.F. 15 yr
5.00% 6/1/18		25,148	27,014
5.00% 12/1/22		155,401	165,796
Freddie Mac S.F. 30 yr
5.00% 1/1/34		1,121,764	1,180,766
7.00% 11/1/33		66,580	74,527
9.00% 9/1/30		81,816	95,119
Freddie Mac S.F. 30 yr TBA
4.00% 12/1/39		70,000	70,186
5.00% 12/1/39		50,000	52,414
GNMA I S.F. 30 yr
7.50% 12/15/23		126,370	143,306
7.50% 1/15/32		95,960	109,899
9.50% 9/15/17		81,642	92,310
12.00% 5/15/15		62,074	70,805
GNMA II S.F. 30 yr
6.00% 11/20/28		112,278	121,642
6.50% 2/20/30		225,294	246,386
Total Agency Mortgage-Backed
Securities (cost $4,371,314)			4,694,427

Commercial Mortgage-Backed Securities – 2.52%
# American Tower Trust 144A
Series 2007-1A AFX
5.42% 4/15/37		75,000	75,750
Series 2007-1A D
5.957% 4/15/37		25,000	25,000

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Bank of America
	Commercial Mortgage
	Securities
	•Series 2004-3 A5
	5.578% 6/10/39	USD	50,000	$51,761
	Series 2004-5 A3
	4.561% 11/10/41		475,000	480,759
	Series 2005-1 A3
	4.877% 11/10/42		91,158	91,183
	•Series 2005-6 A4
	5.351% 9/10/47		180,000	182,537
	•Series 2005-6 AM
	5.351% 9/10/47		25,000	21,966
	•Series 2007-3 A4
	5.837% 6/10/49		30,000	24,892
	•Series 2007-4 AM
	6.002% 2/10/51		40,000	28,878
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40		100,000	100,439
	•Series 2005-T20 A4A
	5.298% 10/12/42		230,000	232,671
	•Series 2006-PW12 A4
	5.903% 9/11/38		25,000	25,126
	Series 2006-PW14 A4
	5.201% 12/11/38		60,000	56,973
	Series 2007-PW15 A4
	5.331% 2/11/44		75,000	64,254
	•Series 2007-T28 A4
	5.742% 9/11/42		65,000	63,729
w•	Commercial Mortgage
	Pass Through
	Certificates Series
	2005-C6 A5A
	5.116% 6/10/44		95,000	94,593
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		60,000	60,348
	Series 2005-GG4 A4A
	4.751% 7/10/39		420,000	405,368
	•Series 2006-GG6 A4
	5.553% 4/10/38		60,000	54,124
	•Series 2007-GG10 A4
	5.999% 8/10/45		70,000	57,622
•	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		25,000	25,779
•	JPMorgan Chase
	Commercial Mortgage
	Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		35,000	33,888
	Series 2005-LDP5 A4
	5.344% 12/15/44		150,000	151,695
•	LB-UBS Commercial
	Mortgage Trust Series
	2004-C4 A4 2004-C4
	A4 5.398% 6/15/29		475,000	476,986
•	Merrill Lynch/Countrywide
	Commercial Mortgage
	Trust Series 2007-7 A4
	5.75% 6/12/50		150,000	122,069
	Morgan Stanley Capital I
	Series 2005-IQ9 A4
	4.66% 7/15/56		350,000	347,007
	•Series 2006-HQ9 A4
	5.731% 7/12/44		315,000	303,675
	•Series 2007-IQ14 A4
	5.692% 4/15/49		150,000	122,597
	•Series 2007-T27 A4
	5.803% 6/11/42		160,000	153,068
Total Commercial Mortgage-Backed
	Securities (cost $3,829,845)			3,934,737

Convertible Bonds – 10.66%
Aerospace & Defense – 0.32%
	L-3 Communications
	Holdings 3.00%
	exercise price $100.14,
	expiration date 8/1/35		460,000	472,650
#	L-3 Communications
	Holdings 144A 3.00%
	exercise price $100.14,
	expiration date 8/1/35		25,000	25,688
				498,338
Automobiles – 0.18%
	Ford Motor 4.25%
	exercise price $9.30,
	expiration date 11/15/16		240,000	274,500
				274,500
Banking, Finance & Insurance – 0.37%
	Jefferies Group 3.875%
	exercise price $39.20
	expiration date 11/1/29		615,000	573,488
				573,488
Basic Materials – 1.22%
	Century Aluminum 1.75%
	exercise price $30.54,
	expiration date 8/1/24		30,000	27,863
	Rayonier TRS Holdings
	3.75% exercise price
	$54.81, expiration date
	10/15/12		1,250,000	1,309,375
#	Sino Forest 144A 5.00%
	exercise price $20.29,
	expiration date 8/1/13		500,000	568,750
				1,905,988

(continues)     11

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Building & Materials – 0.10%
	Beazer Homes USA 4.625%
	exercise price $49.64,
	expiration date 6/15/24	USD	170,000	$155,975
				155,975
Computers & Technology – 1.29%
*	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration date
	5/1/15		840,000	741,300
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		900,000	833,625
#	Intel 144A 3.25%
	exercise price $22.68,
	expiration date 8/1/39		125,000	138,906
	Linear Technology 3.00%
	exercise price $46.12,
	expiration date 5/1/27		310,000	302,638
				2,016,469
Electronics & Electrical Equipment – 0.09%
	Flextronics International
	1.00% exercise price
	$15.53, expiration
	date 8/1/10		140,000	138,075
				138,075
Energy – 0.50%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		750,000	559,688
	Transocean 1.50%
	exercise price $168.61,
	expiration date 12/15/37		220,000	212,850
				772,538
Health Care & Pharmaceuticals – 1.58%
Φ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		990,000	806,850
	Inverness Medical
	Innovations 3.00%
	exercise price $43.98,
	expiration date 5/15/16		980,000	1,125,774
	Medtronic 1.625%
	exercise price $55.41,
	expiration date 4/15/13		525,000	536,156
				2,468,780
Leisure, Lodging & Entertainment – 0.82%
#	Gaylord Entertainment
	144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		655,000	620,613
#	International Game
	Technology 144A 3.25%
	exercise price $19.97,
	expiration date 5/1/14		540,000	662,850
				1,283,463
Real Estate – 1.27%
*#	Corporate Office Properties
	144A 3.50%
	exercise price $53.12,
	expiration date 9/15/26		330,000	312,675
	Developers Diversified
	Realty 3.00%
	exercise price $74.75,
	expiration date 3/15/12		90,000	82,688
*#	Digital Realty Trust
	144A 5.50%
	exercise price $43.00,
	expiration date 4/15/29		380,000	488,775
	National Retail Properties
	5.125% exercise price
	$25.42, expiration
	date 6/15/28		335,000	344,631
	Vornado Realty Trust 2.85%
	exercise price $157.18,
	expiration date 3/15/27		750,000	753,750
				1,982,519
Telecommunications – 2.44%
	Alaska Communications
	Systems Group 5.75%
	exercise price $12.90,
	expiration date 3/1/13		1,000,000	904,999
	Alcatel-Lucent USA 2.875%
	exercise price $16.75,
	expiration date 6/15/23		45,000	44,719
	Interpublic Group 4.25%
	exercise price $12.42,
	expiration date 3/15/23		105,000	102,638
	Leap Wireless
	International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		135,000	106,650
	Level 3 Communications
	5.25% exercise price
	$3.98, expiration
	date 12/15/11		750,000	684,374
	NII Holdings 3.125%
	exercise price $118.32,
	expiration date 6/15/12		1,000,000	908,749
	Qwest Communications
	International 4.00%
	exercise price $5.12,
	expiration date 11/15/25		200,000	200,750
#	SBA Communications
	144A 4.00%
	exercise price $30.38,
	expiration date 10/1/14		285,000	358,388

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Telecommunications (continued)
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37	USD	160,000	$134,000
#	Virgin Media 144A 6.50%
	exercise price $19.22,
	expiration date 11/15/16		307,000	358,423
				3,803,690
Transportation – 0.48%
	Bristow Group 3.00%
	exercise price $77.34,
	expiration date 6/14/38		875,000	756,875
				756,875
Total Convertible Bonds
	(cost $14,842,942)			16,630,698

Corporate Bonds – 36.28%
Banking – 2.88%
#	Achmea Hypotheekbank
	144A 3.20% 11/3/14		110,000	112,867
•	BAC Capital Trust XIV
	5.63% 12/31/49		205,000	136,838
	Bank of America
	5.125% 11/15/14		100,000	103,848
	5.75% 12/1/17		75,000	76,611
	Barclays Bank
	6.75% 5/22/19		100,000	113,648
#	Barclays Bank 144A
	6.05% 12/4/17		100,000	104,274
	BB&T 5.25% 11/1/19		87,000	87,272
	Capital One Financial
	7.375% 5/23/14		150,000	172,218
	Credit Suisse/New York
	6.00% 2/15/18		100,000	107,139
	JPMorgan Chase Capital
	XVIII 6.95% 8/17/36		20,000	19,818
	XXII 6.45% 2/2/37		35,000	31,599
	XXV 6.80% 10/1/37		85,000	84,099
•	Kazkommerts Finance 2
	8.625% 7/27/16		1,000,000	739,999
#	National Australia Bank
	144A 3.375% 7/8/14		100,000	103,728
#	NIBC Bank 144A
	2.80% 12/2/14		100,000	100,249
	PNC Funding
	5.25% 11/15/15		100,000	105,286
	5.625% 2/1/17		60,000	60,990
@	Popular North America
	Capital Trust I
	6.564% 9/15/34		100,000	73,542
•#	Rabobank
	Nederland 144A
	11.00% 12/29/49		190,000	235,579
	Regions Financial
	7.75% 11/10/14		65,000	65,381
#	Russian Agricultural Bank
	144A 9.00% 6/11/14		1,000,000	1,124,599
•	USB Capital IX
	6.189% 10/29/49		295,000	233,050
	Wachovia
	5.25% 8/1/14		20,000	21,062
	5.625% 10/15/16		90,000	94,530
•	Wells Fargo Capital XIII
	7.70% 12/29/49		140,000	128,100
	Westpac Banking
	4.875% 11/19/19		45,000	45,778
	Zions Bancorporation
	5.50% 11/16/15		80,000	55,665
	5.65% 5/15/14		15,000	11,446
	6.00% 9/15/15		215,000	149,786
				4,499,001
Basic Industry – 4.71%
#	Algoma Acqusition 144A
	9.875% 6/15/15		110,000	94,050
	ArcelorMittal
	6.125% 6/1/18		20,000	20,450
	9.00% 2/15/15		20,000	23,510
	9.85% 6/1/19		70,000	86,388
	California Steel Industries
	6.125% 3/15/14		135,000	126,225
	Century Aluminum
	7.50% 8/15/14		110,000	101,750
•#	Cognis GmbH 144A
	2.299% 9/15/13		95,000	87,400
	Dow Chemical
	5.70% 5/15/18		35,000	35,573
	8.55% 5/15/19		95,000	112,465
#	Evraz Group 144A
	8.25% 11/10/15		1,000,000	977,499
	9.50% 4/24/18		280,000	282,100
	Freeport-McMoRan
	Copper & Gold
	8.25% 4/1/15		195,000	209,363
#	Innophos Holding 144A
	9.50% 4/15/12		115,000	115,575
	International Paper
	7.30% 11/15/39		45,000	44,883
	Lubrizol 8.875% 2/1/19		75,000	94,720
#	MacDermid 144A
	9.50% 4/15/17		280,000	278,600
#	Momentive Performance
	Material 144A
	12.50% 6/15/14		65,000	71,500
#	NewPage 144A
	11.375% 12/31/14		140,000	138,600
•	Noranda Aluminium
	Acquisition PIK
	5.274% 5/15/15		181,673	132,621

(continues)     13

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Norske Skog Canada
	8.625% 6/15/11	USD	65,000	$48,588
@#	Norske Skogindustrier 144A
	7.125% 10/15/33		150,000	78,750
	Novelis 8.25% 2/15/15		5,000	4,538
#	Novelis 144A
	11.50% 2/15/15		105,000	109,725
	Reliance Steel & Aluminum
	6.85% 11/15/36		34,000	30,125
	Ryerson
	•7.656% 11/1/14		115,000	102,063
	12.00% 11/1/15		65,000	66,463
#	Sappi Papier Holding
	144A 6.75% 6/15/12		95,000	88,450
	Southern Copper
	7.50% 7/27/35		1,000,000	1,005,758
#	Steel Capital 144A
	9.75% 7/29/13		1,100,000	1,112,374
#	Steel Dynamics 144A
	8.25% 4/15/16		190,000	192,850
#	Teck Resources 144A
	10.25% 5/15/16		60,000	68,100
	10.75% 5/15/19		115,000	134,838
	Vale Overseas
	6.875% 11/21/36		979,000	1,001,425
	6.875% 11/10/39		60,000	62,318
#	Vedanta Resources 144A
	9.50% 7/18/18		205,000	204,488
				7,344,125
Brokerage – 1.63%
	Citigroup
	6.375% 8/12/14		150,000	157,944
	6.50% 8/19/13		80,000	85,372
•	Citigroup Capital XXI
	8.30% 12/21/57		100,000	89,500
	E TRADE Financial PIK
	12.50% 11/30/17		111,563	126,066
	Goldman Sachs Group
	5.125% 1/15/15		80,000	85,017
	5.25% 10/15/13		35,000	37,756
	5.95% 1/18/18		20,000	21,433
	6.25% 9/1/17		30,000	32,750
	Jefferies Group
	6.25% 1/15/36		5,000	4,058
	6.45% 6/8/27		90,000	76,787
	JPMorgan Chase & Co
	6.30% 4/23/19		100,000	111,634
	LaBranche & Co
	11.00% 5/15/12		350,000	337,750
	Lazard Group
	6.85% 6/15/17		50,000	51,355
	7.125% 5/15/15		9,000	9,406
	Morgan Stanley
	5.375% 10/15/15		100,000	105,773
	6.00% 4/28/15		160,000	174,047
#	Morgan Stanley 144A
	10.09% 5/3/17	BRL	2,000,000	1,033,894
				2,540,542
Capital Goods – 2.16%
	AMH Holdings
	11.25% 3/1/14	USD	60,000	56,550
*#	Associated Materials 144A
	9.875% 11/15/16		15,000	15,750
#	BAE Systems Holdings
	144A 5.20% 8/15/15		30,000	31,822
	Building Materials
	7.75% 8/1/14		155,000	154,225
#	BWAY 144A
	10.00% 4/15/14		195,000	205,238
•#	C8 Capital 144A
	6.64% 12/31/49		140,000	99,001
#	CPM Holdings 144A
	10.625% 9/1/14		40,000	42,000
	Eastman Kodak
	7.25% 11/15/13		155,000	124,000
#	FMG Finance 144A
	10.625% 9/1/16		130,000	142,350
	Graham Packaging
	9.875% 10/15/14		305,000	311,099
#	Graphic Packaging
	International 144A
	9.50% 6/15/17		120,000	127,200
*	Hexion US Finance
	9.75% 11/15/14		114,000	110,010
	Intertape Polymer
	8.50% 8/1/14		85,000	66,725
#	Plastipak Holdings 144A
	8.50% 12/15/15		105,000	105,394
	10.625% 8/15/19		105,000	116,025
	Pregis 12.375% 10/15/13		210,000	200,550
*	RBS Global/Rexnord
	11.75% 8/1/16		235,000	231,475
#	Reynolds Group Issuer
	Escrow 144A
	7.75% 10/15/16		100,000	101,500
*	Sally Holdings
	10.50% 11/15/16		225,000	241,874
	Smurfit Kappa Funding
	7.75% 4/1/15		200,000	192,000
*	Solo Cup 8.50% 2/15/14		205,000	198,338
	Thermadyne Holdings
	10.50% 2/1/14		195,000	170,625
	Tyco International Finance
	8.50% 1/15/19		80,000	99,389
	USG 6.30% 11/15/16		205,000	178,863
#	USG 144A 9.75% 8/1/14		45,000	47,363
				3,369,366

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical – 3.13%
#	Allison Transmission 144A
	11.00% 11/1/15	USD	200,000	$208,000
*	ArvinMeritor
	8.125% 9/15/15		170,000	155,550
	Beazer Homes USA
	8.625% 5/15/11		130,000	126,750
	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		215,000	216,613
*	Burlington Coat
	Factory Warehouse
	11.125% 4/15/14		70,000	72,800
	Carrols 9.00% 1/15/13		50,000	50,500
	CVS Caremark
	6.60% 3/15/19		15,000	16,853
w#	CVS Pass Through Trust
	144A 8.353% 7/10/31		129,295	147,159
	Darden Restaurants
	6.80% 10/15/37		80,000	84,397
	Denny’s Holdings
	10.00% 10/1/12		75,000	76,875
	Ford Motor
	7.45% 7/16/31		270,000	231,187
	Ford Motor Credit
	7.80% 6/1/12		120,000	119,973
	12.00% 5/15/15		255,000	294,186
#	GMAC 144A
	6.00% 12/15/11		135,000	128,419
	6.625% 5/15/12		110,000	105,188
	6.875% 9/15/11		175,000	170,188
	6.875% 8/28/12		293,000	280,547
	Interface 9.50% 2/1/14		25,000	24,906
#	Interface 144A
	11.375% 11/1/13		40,000	43,950
	K Hovnanian Enterprises
	6.25% 1/15/15		35,000	25,375
	7.50% 5/15/16		65,000	47,125
#	K Hovnanian
	Enterprises 144A
	10.625% 10/15/16		65,000	66,625
#	Landry’s Restaurants 144A
	11.625% 12/1/15		205,000	209,100
	M/I Homes
	6.875% 4/1/12		90,000	84,150
	Macy’s Retail Holdings
	6.375% 3/15/37		105,000	89,250
	6.70% 7/15/34		15,000	12,750
	7.875% 8/15/36		45,000	39,600
	Meritage Homes
	6.25% 3/15/15		35,000	32,025
	7.00% 5/1/14		160,000	152,800
	Mobile Mini
	6.875% 5/1/15		145,000	136,300
	Navistar International
	8.25% 11/1/21		140,000	138,250
	Norcraft Holdings
	9.75% 9/1/12		145,000	138,475
	Nordstrom
	6.75% 6/1/14		55,000	62,167
	7.00% 1/15/38		35,000	38,181
*	OSI Restaurant Partners
	10.00% 6/15/15		127,000	110,490
	Quiksilver
	6.875% 4/15/15		200,000	154,000
	Rite Aid 9.375% 12/15/15		275,000	231,687
#	Standard Pacific Escrow
	144A 10.75% 9/15/16		75,000	74,625
	Target 4.00% 6/15/13		60,000	63,768
*	Tenneco
	8.625% 11/15/14		225,000	221,625
#	Toys R Us Property 144A
	10.75% 7/15/17		5,000	5,363
#	TRW Automotive 144A
	7.00% 3/15/14		100,000	95,125
	7.25% 3/15/17		100,000	93,000
				4,875,897
Consumer Non-Cyclical – 1.47%
#	Alliance One International
	144A 10.00% 7/15/16		205,000	216,274
#	Anheuser-Busch InBev
	Worldwide 144A
	5.375% 11/15/14		45,000	48,835
	5.375% 1/15/20		5,000	5,258
	7.20% 1/15/14		50,000	57,477
	Beckman Coulter
	6.00% 6/1/15		40,000	44,779
	7.00% 6/1/19		40,000	46,564
#	Cott Beverages 144A
	8.375% 11/15/17		85,000	85,213
	Delhaize Group
	5.875% 2/1/14		10,000	10,918
#	Dole Food 144A
	13.875% 3/15/14		91,000	107,380
#	Ingles Markets 144A
	8.875% 5/15/17		115,000	118,738
#	JBS USA Finance 144A
	11.625% 5/1/14		170,000	189,762
#	JohnsonDiversey Holdings
	144A 10.50% 5/15/20		290,000	286,374
	LVB Acquisition
	11.625% 10/15/17		110,000	120,175
	LVB Acquisition PIK
	10.375% 10/15/17		85,000	91,588
#	Medco Health Solutions
	144A 7.125% 3/15/18		95,000	110,117
#	M-Foods Holdings 144A
	9.75% 10/1/13		65,000	67,925

(continues)     15

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	ServiceMaster PIK 144A
	10.75% 7/15/15	USD	150,000	$152,250
	Smithfield Foods
	7.75% 5/15/13		155,000	144,538
#	Smithfield Foods 144A
	10.00% 7/15/14		35,000	36,838
#	TOPS Markets 144A
	10.125% 10/15/15		135,000	139,050
	Yale University
	2.90% 10/15/14		75,000	76,985
	Yankee Acquisition
	9.75% 2/15/17		145,000	139,200
				2,296,238
Energy – 5.05%
#	Antero Resources Finance
	144A 9.375% 12/1/17		110,000	110,825
	Chesapeake Energy
	9.50% 2/15/15		140,000	147,350
	Complete Production
	Services 8.00% 12/15/16		130,000	128,050
	Copano Energy
	7.75% 6/1/18		125,000	125,000
	Denbury Resources
	7.50% 4/1/13		10,000	10,050
	9.75% 3/1/16		105,000	111,563
*#	Drummond 144A
	9.00% 10/15/14		135,000	138,375
	Dynergy Holdings
	7.75% 6/1/19		210,000	172,725
	El Paso
	6.875% 6/15/14		44,000	43,560
	7.00% 6/15/17		205,000	201,925
	Enbridge Energy Partners
	9.875% 3/1/19		60,000	76,669
	Energy Transfer Partners
	9.70% 3/15/19		45,000	56,287
	Enterprise Products
	Operating
	5.00% 3/1/15		20,000	21,024
	•8.375% 8/1/66		75,000	73,123
	9.75% 1/31/14		70,000	85,317
	Forest Oil 7.25% 6/15/19		135,000	128,588
*#	Headwaters 144A
	11.375% 11/1/14		140,000	143,850
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		235,000	239,112
#	Hercules Offshore 144A
	10.50% 10/15/17		140,000	142,100
#	Hilcorp Energy I 144A
	7.75% 11/1/15		220,000	212,849
#	Holly 144A
	9.875% 6/15/17		115,000	119,888
	International Coal Group
	10.25% 7/15/14		180,000	175,500
*	Key Energy Services
	8.375% 12/1/14		250,000	245,312
	Kinder Morgan Energy
	Partners
	6.85% 2/15/20		15,000	17,047
	9.00% 2/1/19		30,000	37,049
	Lukoil International Finance
	6.356% 6/7/17		1,000,000	977,499
	Mariner Energy
	8.00% 5/15/17		270,000	256,499
	MarkWest Energy Partners
	8.75% 4/15/18		125,000	126,563
#	Midcontinent Express
	Pipeline 144A
	6.70% 9/15/19		40,000	40,931
#	Murray Energy 144A
	10.25% 10/15/15		110,000	108,350
	Nexen 7.50% 7/30/39		60,000	67,709
	Noble Energy
	8.25% 3/1/19		60,000	72,920
	OPTI Canada
	7.875% 12/15/14		255,000	203,999
	Petrobras International
	Finance
	5.75% 1/20/20		45,000	46,069
	PetroHawk Energy
	7.875% 6/1/15		55,000	55,138
	Petroleum Development
	12.00% 2/15/18		145,000	147,175
	Plains All American Pipeline
	5.75% 1/15/20		105,000	109,287
	Plains Exploration
	& Production
	8.625% 10/15/19		25,000	25,188
	Pride International
	8.50% 6/15/19		50,000	55,625
	Quicksilver Resources
	7.125% 4/1/16		115,000	104,363
	11.75% 1/1/16		30,000	33,488
	Regency Energy Partners
	8.375% 12/15/13		85,000	87,763
#	SandRidge Energy 144A
	9.875% 5/15/16		185,000	190,550
	TNK-BP Finance
	7.875% 3/13/18		2,000,000	2,017,499
•	TransCanada PipeLines
	6.35% 5/15/67		45,000	42,167
	Weatherford International
	4.95% 10/15/13		45,000	47,835
	5.95% 6/15/12		25,000	27,057
#	Woodside Finance 144A
	4.50% 11/10/14		45,000	46,117
	5.00% 11/15/13		20,000	20,886
				7,873,815

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Finance & Investments – 1.21%
	Capital One Capital V
	10.25% 8/15/39	USD	200,000	$220,549
	Cardtronics
	9.25% 8/15/13		125,000	127,813
	General Electric Capital
	6.00% 8/7/19		250,000	263,824
*•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		50,000	23,500
	International Lease Finance
	5.25% 1/10/13		135,000	108,878
	5.35% 3/1/12		65,000	55,472
	5.55% 9/5/12		90,000	72,531
	5.625% 9/20/13		165,000	129,958
	5.875% 5/1/13		30,000	23,785
	6.375% 3/25/13		70,000	56,389
	6.625% 11/15/13		145,000	117,133
	MetLife 6.40% 12/15/36		155,000	131,363
•#	MetLife Capital Trust X 144A
	9.25% 4/8/38		125,000	131,250
@#	Nuveen Investments 144A
	10.50% 11/15/15		415,000	367,274
	WellPoint
	6.00% 2/15/14		30,000	32,800
	7.00% 2/15/19		25,000	28,798
				1,891,317
Media – 2.34%
	Affinion Group
	11.50% 10/15/15		100,000	104,500
#	Cablevision Systems 144A
	8.625% 9/15/17		75,000	77,250
#	Cengage Learning
	Acquisitions 144A
	10.50% 1/15/15		80,000	74,600
#	Charter Communications
	Operating 144A
	8.00% 4/30/12		45,000	46,013
	8.375% 4/30/14		95,000	97,138
	10.875% 9/15/14		520,000	581,749
#	Columbus
	International 144A
	11.50% 11/20/14		130,000	133,744
	Comcast
	4.95% 6/15/16		45,000	47,052
	6.50% 1/15/15		20,000	22,507
#	COX Communications 144A
	5.875% 12/1/16		25,000	26,479
	6.95% 6/1/38		10,000	10,682
	8.375% 3/1/39		25,000	30,694
	DIRECTV Holdings
	7.625% 5/15/16		70,000	75,521
	DISH DBS 7.875% 9/1/19		80,000	81,000
#	DISH DBS 144A
	7.875% 9/1/19		55,000	55,688
@	Grupo Televisa
	8.49% 5/11/37	MXN	10,000,000	649,799
#	MDC Partners 144A
	11.00% 11/1/16	USD	70,000	70,350
#	Mediacom Capital 144A
	9.125% 8/15/19		140,000	142,800
	Nielsen Finance
	10.00% 8/1/14		110,000	114,125
	11.50% 5/1/16		40,000	43,200
	*11.625% 2/1/14		35,000	37,800
	Ω12.50% 8/1/16		95,000	83,600
#	Nielsen Finance 144A
	11.625% 2/1/14		50,000	54,000
*#	Sinclair Television Group
	144A 9.25% 11/1/17		95,000	96,781
#	Terremark Worldwide 144A
	12.00% 6/15/17		95,000	104,144
	Time Warner Cable
	6.75% 7/1/18		20,000	22,363
*#	Univision Communications
	144A 12.00% 7/1/14		95,000	103,788
#	UPC Holding 144A
	9.875% 4/15/18		100,000	104,500
#	Vivendi 144A
	5.75% 4/4/13		85,000	90,469
	6.625% 4/4/18		45,000	49,366
	WPP Finance UK
	8.00% 9/15/14		100,000	114,112
	XM Satellite Radio
	Holdings PIK
	10.00% 6/1/11		185,000	177,600
#	XM Satellite Radio 144A
	13.00% 8/1/13		125,000	130,313
				3,653,727
Real Estate – 0.17%
	Developers Diversified
	Realty 9.625% 3/15/16		45,000	46,911
#	Felcor Lodging 144A
	10.00% 10/1/14		130,000	127,400
	ProLogis
	7.375% 10/30/19		60,000	60,938
*	Regency Centers
	5.875% 6/15/17		35,000	33,587
				268,836
Services Cyclical – 2.02%
	ARMARK 8.50% 2/1/15		80,000	80,600
#	Ashtead Capital 144A
	9.00% 8/15/16		100,000	98,500
	Avis Budget Car Rental
	7.625% 5/15/14		185,000	171,125
	7.75% 5/15/16		125,000	112,500
	CSX 5.75% 3/15/13		25,000	27,321
	Delta Air Lines
	7.92% 11/18/10		90,000	90,000

(continues)     17

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services Cyclical (continued)
#	Delta Air Lines 144A
	9.50% 9/15/14	USD	60,000	$61,200
#	Galaxy Entertainment
	Finance 144A
	9.875% 12/15/12		305,000	308,049
	Gaylord Entertainment
	6.75% 11/15/14		80,000	72,800
#	General Maritime 144A
	12.00% 11/15/17		80,000	83,400
	Global Cash Access
	8.75% 3/15/12		40,000	39,350
#	Harrah’s Operating 144A
	10.00% 12/15/18		225,000	172,125
*	Hertz 10.50% 1/1/16		140,000	146,300
	Kansas City Southern
	de Mexico
	9.375% 5/1/12		250,000	256,875
	MGM Mirage
	6.625% 7/15/15		60,000	45,000
	7.50% 6/1/16		175,000	133,438
	*7.625% 1/15/17		130,000	99,450
	13.00% 11/15/13		95,000	108,181
	Mohegan Tribal
	Gaming Authority
	7.125% 8/15/14		95,000	60,325
*#	NCL 144A
	11.75% 11/15/16		70,000	69,388
	PHH 7.125% 3/1/13		135,000	126,563
	Pinnacle Entertainment
	7.50% 6/15/15		330,000	295,350
	Royal Caribbean Cruises
	6.875% 12/1/13		125,000	118,125
*	RSC Equipment Rental
	9.50% 12/1/14		210,000	206,588
#	Shingle Springs Tribal
	Gaming Authority
	144A 9.375% 6/15/15		230,000	167,900
				3,150,453
Services Non-Cyclical – 1.91%
	Accellent 10.50% 12/1/13		100,000	96,750
#	Alliance HealthCare
	Services 144A
	8.00% 12/1/16		65,000	64,350
	Allied Waste
	North America
	6.875% 6/1/17		10,000	10,603
	7.125% 5/15/16		105,000	111,444
*	Bausch & Lomb
	9.875% 11/1/15		205,000	211,663
#	CareFusion 144A
	6.375% 8/1/19		105,000	116,583
	Casella Waste Systems
	9.75% 2/1/13		305,000	298,900
	Cornell 10.75% 7/1/12		60,000	61,500
	DJO Finance
	10.875% 11/15/14		120,000	126,900
	HCA 9.25% 11/15/16		175,000	185,500
	Hospira 6.40% 5/15/15		155,000	175,717
	Inverness Medical
	Innovations
	9.00% 5/15/16		160,000	162,800
*	Psychiatric Solutions
	7.75% 7/15/15		140,000	135,800
#	Psychiatric Solutions 144A
	7.75% 7/15/15		60,000	56,700
	Quest Diagnostic
	5.45% 11/1/15		120,000	132,456
	6.40% 7/1/17		35,000	39,315
	Select Medical
	7.625% 2/1/15		345,000	332,063
	Tenet Healthcare
	7.375% 2/1/13		135,000	133,650
	UnitedHealth Group
	5.50% 11/15/12		80,000	86,059
	5.80% 3/15/36		10,000	9,367
	6.00% 2/15/18		25,000	26,671
	Universal Hospital Services
	PIK 8.50% 6/1/15		120,000	118,800
•	US Oncology Holdings
	6.428% 3/15/12		280,000	253,400
	WellPoint
	5.00% 1/15/11		15,000	15,575
	5.00% 12/15/14		16,000	17,108
				2,979,674
Technology – 0.70%
	CA 5.375% 12/1/19		20,000	20,543
	Cisco Systems
	4.45% 1/15/20		35,000	35,673
	First Data 9.875% 9/24/15		280,000	250,600
*	Freescale Semiconductor
	8.875% 12/15/14		165,000	141,075
*	Sanmina-SCI
	8.125% 3/1/16		231,000	225,803
*	SunGard Data Systems
	10.25% 8/15/15		250,000	257,500
#	Unisys 144A
	12.75% 10/15/14		110,000	123,200
	Xerox 8.25% 5/15/14		35,000	40,758
				1,095,152
Telecommunications – 5.21%
	American Tower
	7.00% 10/15/17		50,000	55,250
	AT&T 6.50% 9/1/37		115,000	122,630
	Cincinnati Bell
	8.25% 10/15/17		100,000	99,750
	Citizens Utilities
	7.125% 3/15/19		120,000	112,500
#	Clearwire Communications
	144A 12.00% 12/1/15		280,000	275,975

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
*	Cricket Communications
	9.375% 11/1/14	USD	300,000	$290,249
	Deutsche Telekom
	International Finance
	5.25% 7/22/13		45,000	48,654
#	Digicel 144A
	9.25% 9/1/12		100,000	104,500
#	Digicel Group 144A
	8.25% 9/1/17		100,000	98,250
	8.875% 1/15/15		1,100,000	1,072,499
#	DigitalGlobe 144A
	10.50% 5/1/14		90,000	96,750
#	GCI 144A
	8.625% 11/15/19		140,000	140,700
#	GeoEye 144A
	9.625% 10/1/15		60,000	62,550
#	Global Crossing 144A
	12.00% 9/15/15		125,000	133,750
	Hughes Network Systems
	9.50% 4/15/14		260,000	263,900
#	Intelsat Bermuda 144A
	11.25% 2/4/17		435,000	432,824
	Intelsat Jackson Holdings
	11.25% 6/15/16		365,000	391,462
	Level 3 Financing
	9.25% 11/1/14		105,000	93,188
	12.25% 3/15/13		100,000	104,875
	Lucent Technologies
	6.45% 3/15/29		200,000	155,000
*	MetroPCS Wireless
	9.25% 11/1/14		218,000	219,635
#	NII Capital 144A
	10.00% 8/15/16		200,000	213,000
#	Nordic Telephone
	Holdings 144A
	8.875% 5/1/16		110,000	116,050
	PAETEC Holding
	8.875% 6/30/17		105,000	104,738
	Qwest Capital Funding
	7.75% 2/15/31		80,000	65,200
	Qwest Communications
	International
	7.50% 2/15/14		85,000	84,575
	Sprint Capital
	6.875% 11/15/28		55,000	41,525
	8.75% 3/15/32		295,000	254,069
	Sprint Nextel
	6.00% 12/1/16		155,000	134,463
#	Telcordia Technologies
	144A 10.00% 3/15/13		80,000	66,800
	Telecom Italia Capital
	5.25% 10/1/15		145,000	152,782
	7.175% 6/18/19		45,000	51,088
	Telesat Canada
	11.00% 11/1/15		120,000	127,500
	12.50% 11/1/17		140,000	151,200
	US West Communications
	7.25% 9/15/25		85,000	75,225
	Verizon Communications
	6.40% 2/15/38		35,000	37,665
#	Viasat 144A
	8.875% 9/15/16		70,000	70,963
#	VimpelCom 144A
	9.125% 4/30/18		1,155,000	1,218,524
	Virgin Media Finance
	8.375% 10/15/19		100,000	100,500
	Vodafone Group
	5.00% 9/15/15		20,000	21,524
	5.375% 1/30/15		225,000	244,952
*	West 11.00% 10/15/16		105,000	106,313
#	Wind Acquisition
	Finance 144A
	11.75% 7/15/17		140,000	156,100
	12.00% 12/1/15		150,000	161,250
				8,130,897
Utilities – 1.69%
	AES
	7.75% 3/1/14		105,000	105,788
	8.00% 10/15/17		30,000	30,075
	Ameren 8.875% 5/15/14		15,000	16,986
	Edison Mission Energy
	*7.00% 5/15/17		30,000	22,050
	7.50% 6/15/13		80,000	73,200
	Elwood Energy
	8.159% 7/5/26		167,845	151,422
#	Enel Finance International
	144A 5.125% 10/7/19		100,000	103,504
	Energy Future Holdings
	5.55% 11/15/14		100,000	69,500
	10.875% 11/1/17		100,000	70,750
	Illinois Power
	9.75% 11/15/18		125,000	160,855
	Korea Southern Power
	5.375% 4/18/13		630,000	659,678
*	Mirant Americas
	Generation
	8.50% 10/1/21		215,000	195,649
w	Mirant Mid Atlantic
	Pass Through Trust A
	8.625% 6/30/12		83,389	84,744
	NRG Energy
	7.375% 2/1/16		115,000	114,713
	Orion Power Holdings
	12.00% 5/1/10		205,000	211,662
	Pennsylvania Electric
	5.20% 4/1/20		65,000	66,688
	PPL Electric Utilities
	7.125% 11/30/13		40,000	46,604

(continues)     19

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities (continued)
Progress Energy
4.875% 12/1/19	USD	40,000	$40,470
Public Service Co.
of Oklahoma
5.15% 12/1/19		70,000	72,174
• Puget Sound Energy
6.974% 6/1/67		165,000	145,801
Sempra Energy
6.00% 10/15/39		40,000	39,859
* Texas Competitive
Electric Holdings
10.25% 11/1/15		220,000	157,300
			2,639,472
Total Corporate Bonds
(cost $53,820,379)			56,608,512

Foreign Agencies – 1.54%Δ
Germany – 0.16%
KFW
2.25% 4/16/12		125,000	128,228
2.75% 10/21/14		120,000	122,084
			250,312
Luxembourg – 0.71%
# Gazprom 144A
8.625% 4/28/34		1,000,000	1,103,800
			1,103,800
Republic of Korea – 0.03%
Korea Development Bank
5.30% 1/17/13		45,000	47,502
			47,502
United States – 0.64%
Pemex Project Funding
Master Trust
6.625% 6/15/35		1,000,000	1,006,746
			1,006,746
Total Foreign Agencies
(cost $2,545,574)			2,408,360

Municipal Bonds – 0.12%
California State
7.30% 10/1/39		70,000	70,338
7.55% 4/1/39		110,000	114,246
Total Municipal Bonds
(cost $183,093)			184,584

Non-Agency Asset-Backed Securities – 0.61%
•# AH Mortgage Advance Trust
144A Series 2009-ADV3 A1
2.192% 10/6/21		40,000	40,152
Capital Auto Receivables
Asset Trust Series 2007-3
A3A 5.02% 9/15/11		49,806	50,567
Caterpillar Financial Asset
Trust Series
Series 2007-A A3A
5.34% 6/25/12		8,934	9,111
Series 2008-A A3
4.94% 4/25/14		60,000	61,571
@ Centex Home Equity
Series 2005-D AF4
5.27% 10/25/35		102,536	101,589
Chase Issuance Trust
Series 2005-A7 A7
4.55% 3/15/13		45,000	46,809
Citicorp Residential
Mortgage Securities
Series 2006-3 A5
5.948% 11/25/36		100,000	64,625
CNH Equipment Trust
Series 2008-A A3
4.12% 5/15/12		13,589	13,765
Series 2008-A A4A
4.93% 8/15/14		30,000	31,240
Series 2008-B A3A
4.78% 7/16/12		27,788	28,277
Series 2009-C A3
1.85% 12/16/13		15,000	15,055
Discover Card Master
Trust Series 2007-A1
A1 5.65% 3/16/20		100,000	111,773
# Dunkin Securitization
144A Series 2006-1
A2 5.779% 6/20/31		150,000	143,452
Harley-Davidson
Motorcycle Trust
Series 2005-2 A2
4.07% 2/15/12		37,481	38,112
Series 2006-2 A2
5.35% 3/15/13		71,538	73,839
Hyundai Auto
Receivables Trust
Series 2007-A A3A
5.04% 1/17/12		9,329	9,509
Series 2008-A A3
4.93% 12/17/12		30,000	31,416
John Deere Owner Trust
Series 2008-A A3
4.18% 6/15/12		32,769	33,228
• MBNA Credit Card
Master Note Trust
Series 2005-A4 A4
0.279% 11/15/12		30,000	29,873
• Merrill Auto Trust
Securitization
Series 2007-1 A4
0.299% 12/15/13		25,000	24,627
Total Non-Agency Asset-Backed
Securities (cost $963,968)			958,590

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations – 0.60%
@•	Bear Stearns ARM Trust
	Series 2007-1 3A2
	5.736% 2/25/47	USD	236,355	$33,588
	Citicorp Mortgage
	Securities
	Series 2006-4 3A1
	5.50% 8/25/21		36,467	35,395
	Series 2007-1 2A1
	5.50% 1/25/22		221,881	191,936
	•Series 2007-AR8 1A3A
	5.817% 8/25/37		82,673	52,402
@•w	Countrywide Home
	Loan Mortgage
	Pass Through Trust
	Series 2004-HYB4 M
	3.938% 9/20/34		19,308	4,252
•	First Horizon Asset Securities
	Series 2007-AR2 1A1
	5.845% 8/25/37		126,786	88,149
	Series 2007-AR3 2A2
	6.281% 11/25/37		93,360	61,636
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	5.347% 1/25/36		168,462	123,882
•	JPMorgan Mortgage Trust
	Series 2004-A5 4A2
	4.826% 12/25/34		194,160	190,400
•	MASTR ARMs Trust
	Series 2006-2 4A1
	4.99% 2/25/36		88,159	76,494
•	Wells Fargo Mortgage
	Backed Securities Trust
	Series 2005-AR2 2A1
	4.414% 3/25/35		69,688	61,449
	Series 2005-AR16 6A4
	5.00% 10/25/35		58,335	21,544
	Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $1,375,825)			941,127

	Regional Authority – 0.06%Δ
	Canada – 0.06%
	Province of Ontario Canada
	4.00% 10/7/19		95,000	95,798
	Total Regional Authority
	(cost $94,620)			95,798

	«Senior Secured Loans – 0.28%
	Energy Futures Holdings
	Term Tranche Loan B2
	3.742% 10/10/14		167,774	125,815
	Harrahs Chester
	Downs & Marina
	12.375% 12/31/16		105,000	105,263
	PQ Term Tranche Loan
	6.79% 7/30/15		165,000	138,462
	Univision Communications
	Term Tranche Loan B
	2.533% 9/29/14		85,000	70,189
	Total Senior Secured Loans
	(cost $404,966)			439,729

	Sovereign Debt – 6.44%Δ
	Barbados – 1.08%
#	Republic of Barbados 144A
	6.625% 12/5/35	USD	2,000,000	1,690,000
				1,690,000
	Brazil – 1.08%
	Banco Nacional
	Desenvolvime
	Economico e Social
	6.369% 6/16/18		500,000	533,750
	Federal Republic of Brazil
	10.25% 1/10/28	BRL	2,000,000	1,144,973
				1,678,723
	Canada – 0.09%
	Export Development Canada
	3.125% 4/24/14	USD	130,000	135,666
				135,666
	Colombia – 0.34%
#	Santa Fe de Bogota D.C.
	144A 9.75% 7/26/28	COP	1,000,000,000	526,189
				526,189
	Japan – 0.07%
	Japan Bank for International
	Cooperation
	2.125% 11/5/12	USD	100,000	101,100
				101,100
	Mexico – 2.15%
	Mexican Bonos
	9.50% 12/18/14	MXN	40,000,000	3,362,417
				3,362,417
	Norway – 0.03%
	Eksportfinans
	3.00% 11/17/14	USD	45,000	45,704
				45,704
	Pakistan – 1.13%
@*#	Republic of Pakistan 144A
	6.875% 6/1/17		2,000,000	1,770,000
				1,770,000
	United Kingdom – 0.47%
@#	CS International for City
	of Kyiv Ukraine 144A
	8.25% 11/26/12		1,000,000	740,000
				740,000
	Total Sovereign Debt
	(cost $11,276,074)			10,049,799

(continues)     21

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Supranational Banks – 4.07%
	European Bank for
	Reconstruction
	& Development
	7.00% 7/30/12	INR	41,000,000	$964,830
	European Investment Bank
	3.125% 6/4/14	USD	35,000	36,410
	8.00% 10/21/13	ZAR	6,880,000	911,567
	11.25% 2/14/13	BRL	1,800,000	1,077,549
	Inter-American
	Development Bank
	9.00% 8/6/10	BRL	2,081,000	1,191,659
	International Bank for
	Reconstruction &
	Development
	5.75% 8/20/12	MXN	4,250,000	325,456
	9.75% 8/2/10	ZAR	7,000,000	954,284
^	Nordic Investment Bank
	11.022% 1/26/16	TRY	2,600,000	884,337
	Total Supranational Banks
	(cost $6,369,496)			6,346,092

	U.S. Treasury Obligations – 2.58%
	U.S. Treasury Bond
	4.50% 8/15/39	USD	340,000	357,319
	U.S. Treasury Notes
	*1.375% 11/15/12		850,000	856,973
	2.125% 11/30/14		635,000	638,774
	*3.375% 11/15/19		2,135,000	2,167,032
	Total U.S. Treasury Obligations
	(cost $3,952,404)			4,020,098

Leveraged Non-Recourse Security – 0.00%
@w#	JPMorgan Pass Through
	Trust Series 2007-B
	144A 0.003% 1/15/87		500,000	0
	Total Leveraged Non-Recourse
	Security (cost $425,000)			0

		Number of
		Shares
	Exchange Traded Fund – 0.01%
	ProShares UltraShort
	Real Estate		2,600	22,646
	Total Exchange Traded Fund
	(cost $54,032)			22,646

	Limited Partnership – 0.04%
	Blackstone Group		4,000	55,360
	Total Limited Partnership
	(cost $53,797)			55,360

	Preferred Stock – 0.36%
•	Bank of America
	8.00%		140,000	122,112
	8.125%		20,000	17,445
	Developers Diversified
	Realty Series I 7.50%		1,925	34,169
	Digital Realty Series A 8.50%		2,650	66,277
	Freddie Mac 6.02%		26,000	21,060
*•	PNC Financial Services
	Group 8.25%		80,000	80,691
*	ProLogis Series G 6.75%		7,050	142,057
	Vornado Realty
	Trust 6.625%		3,700	78,810
	Total Preferred Stock
	(cost $1,142,512)			562,621

		Principal
		Amount°
Residual Interest Trust Certificate – 0.00%
@=w#	Freddie Mac Auction Pass
	Through Trust 2007-6
	Series 7-6B 144A	USD	350,000	0
	Total Residual Interest Trust
	Certificate (cost $380,932)			0

	≠Discount Note – 6.60%
	Federal Home Loan Bank
	0.02% 12/1/09		10,302,013	10,302,013
	Total Discount Note
	(cost $10,302,013)			10,302,013

Total Value of Securities Before Securities
	Lending Collateral – 122.44%
	(cost $199,308,406)			191,066,380

		Number of
		Shares
Securities Lending Collateral** – 10.17%
	Investment Companies
	Mellon GSL DBT II
	Collateral Fund		10,753,628	10,753,628
	BNY Mellon SL DBT II
	Liquidating Fund		5,158,046	5,101,823
	†@Mellon GSL
	Reinvestment Trust II		328,120	13,945
Total Securities Lending Collateral
	(cost $16,239,794)			15,869,396

Total Value of Securities – 132.61%
(cost $215,548,200)	206,935,776 ©
Obligation to Return Securities
Lending Collateral** – (10.41%)	(16,239,794)
Borrowing Under Line of Credit – (25.63%)	(40,000,000)
Receivables and Other Assets
Net of Liabilities – 3.43%	5,351,914
Net Assets Applicable to 12,941,432
Shares Outstanding; Equivalent to
$12.06 – 100.00%	$156,047,896

Components of Net Assets at November 30, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$223,505,236
Distributions in excess of net investment income	(309,863)
Accumulated net realized loss on investments	(58,656,313)
Net unrealized depreciation of investments
and foreign currencies	(8,491,164)
Total net assets	$156,047,896

° Principal amount shown is stated in the currency in which each security is denominated.

BRL — Brazilian Real
COP — Colombian Peso
INR — Indian Rupee
MXN — Mexican Peso
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

❖	Securities have been classified by type of business. Classification by country of origin has been presented in Security type and country allocations on page 7.
*	Fully or partially on loan.
†	Non income producing security.
@	Illiquid security. At November 30, 2009, the aggregate amount of illiquid securities was $4,331,919 which represented 2.78% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of November 30, 2009.
#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2009, the aggregate amount of Rule 144A securities was $30,871,112 which represented 19.78% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

w
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Φ	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2009.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
Δ	Securities have been classified by country of origin.
«
Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2009.

^	Zero coupon security. The rate shown is the yield at the time of purchase.
=
Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $15,747,895 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
MASTR — Mortgage Asset Securitization Transactions, Inc.
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
S.F. — Single Family
TBA — To be announced
yr — Year

1The following swap contract was outstanding at November 30, 2009:

Swap Contract
CDS Contract
		Annual
Swap Counterparty &	Notional	Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Appreciation
Protection Sold:
CitiGroup
MetLife 5 yr CDS	$25,000	5.00%	9/20/14	$960

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year Ended November 30, 2009

Investment Income:
Dividends	$2,724,851
Interest	8,927,003
Securities lending income	125,831
Foreign tax withheld	(110,008)	$11,667,677

Expenses:
Management fees	1,750,236
Reports to shareholders	127,320
Accounting and administration expenses	70,009
Legal fees	67,380
Dividend disbursing and transfer agent fees and expenses	46,175
Pricing fees	32,770
NYSE fees	28,750
Custodian fees	24,766
Audit and tax	22,821
Leverage expenses	10,917
Trustees’ fees	9,217
Dues and services	5,123
Insurance fees	4,036
Consulting fees	1,770
Trustee’s expenses	640
Registration fees	463
Total operating expenses (before interest expense)		2,202,393
Interest expense		609,950
Total operating expenses (after interest expense)		2,812,343
Net Investment Income		8,855,334

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		(21,748,036)
Foreign currencies		(311,617)
Future contracts		(137)
Options written		38,850
Swap contracts		(1,544)
Net realized loss		(22,022,484)
Net change in unrealized appreciation/depreciation of investments and foreign currencies		72,084,301
Net Realized and Unrealized Gain on Investments and Foreign Currencies		50,061,817

Net Increase in Net Assets Resulting from Operations		$58,917,151

See accompanying notes

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year Ended
	11/30/09	11/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,855,334	$9,948,804
Net realized loss on investments and foreign currencies	(22,022,484)	(36,433,443)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	72,084,301	(66,187,565)
Net increase (decrease) in net assets resulting from operations	58,917,151	(92,672,204)

Dividends and Distributions to Shareholders from:1
Net investment income	(8,632,951)	(8,332,471)
Tax return of capital	(7,780,966)	(13,699,286)
	(16,413,917)	(22,031,757)
Capital Share Transactions:2
Cost of shares reinvested	144,672	—
Increase in net assets derived from capital stock transactions	144,672	—

Net Increase (Decrease) in Net Assets	42,647,906	(114,703,961)

Net Assets:
Beginning of year	113,399,990	228,103,951
End of year (including distributions in excess of net investment income of $309,863
and $17,415, respectively)	$156,047,896	$113,399,990

1See Note 4 in “Notes to financial statements.”
2See Note 6 in “Notes to financial statements.”

See accompanying notes

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year Ended November 30, 2009

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net Increase in net assets resulting from operations	$58,917,151

Adjustments to reconcile net increase in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(741,959)
Purchase of investment securities	(142,070,381)
Proceeds from disposition of short-term investment securities, net	2,069,225
Proceeds from disposition of investment securities	149,945,092
Net realized loss on investment transactions	21,909,780
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(72,084,301)
Decrease in receivable for investments sold	467,582
Increase in receivable for fund shares reinvested	(144,672)
Decrease in interest and dividends receivable	160,873
Increase in payable for investments purchased	477,617
Decrease in interest payable	(12,411)
Increase in accrued expenses and other liabilities	15,716
Total adjustments	(40,007,839)
Net cash provided by operating activities	18,909,312

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(16,413,917)
Net cash used for financing activities	(16,413,917)
Effect of exchange rates on cash	957,674
Net increase in cash	3,453,069
Cash at beginning of year	517,894
Cash at end of year	$3,970,963

Interest paid for borrowings during the year	$622,361

See accompanying notes

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

			6/29/071
	Year Ended		to
	11/30/09	11/30/08	11/30/07
Net asset value, beginning of period	$8.770	$17.640	$19.100

Income (loss) from investment operations:
Net investment income2	0.685	0.769	0.288
Net realized and unrealized gain (loss) on investments and foreign currencies	3.875	(7.935)	(1.285)
Total from investment operations	4.560	(7.166)	(0.997)

Less dividends and distributions from:
Net investment income	(0.668)	(0.644)	(0.284)
Return of capital	(0.602)	(1.060)	(0.142)
Total dividends and distributions	(1.270)	(1.704)	(0.426)

Capital share transactions
Common share offering costs charged to paid in capital	—	—	(0.037)
Total capital share transactions	—	—	(0.037)

Net asset value, end of period	$12.060	$8.770	$17.640

Market value, end of period	$12.290	$6.080	$15.370

Total return based on:2
Net asset value	59.12%	(42.25% )	(4.97% )
Market value	134.96%	(54.14% )	(17.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$156,048	$113,400	$228,204
Ratio of expenses to average net assets	2.14%	1.66%	1.17%
Ratio of expenses to adjusted average net assets (before interest expense)4	1.26%	1.24%	1.17%
Ratio of interest expense to adjusted average net assets4	0.35%	0.29%	—
Ratio of net investment income to average net assets	6.73%	5.33%	3.68%
Ratio of net investment income to adjusted average net assets4	5.06%	4.91%	3.68%
Portfolio turnover	88%	97%	175%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	$40,000	—
Asset coverage per $1,000 of debt outstanding at end of period	$4,901	$3,835	—

1 Date of commencement of operations, ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
4 Adjusted average net assets excludes debt outstanding.

See accompanying notes

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2009

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2007 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions — The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the codification for the year ended November 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to November 30, 2009 through January 21, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 1.00% (calculated daily) of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2009, the Fund was charged $8,751 for these services.

At November 30, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$160,926
Fees and other expenses payable to DSC	806
Other expenses payable to DMC and affiliates*	2,597

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2009, the Fund was charged $11,184 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2009, the Fund made purchases of $118,563,025 and sales of $130,076,557 of investment securities other than U.S. government securities and short-term investments. For the year ended November 30, 2009, the Fund purchases on $23,507,356 and sales of $19,868,535 of long-term U.S. government securities.

At November 30, 2009, the cost of investments for federal income tax purposes was $215,874,594. At November 30, 2009, net unrealized depreciation was $8,938,818, of which $11,976,281 related to unrealized appreciation of investments and $20,915,099 related to unrealized depreciation of investments.

The Fund applies the amended provisions of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – Inputs are quoted prices in active markets

Level 2 – Inputs are observable, directly or indirectly

Level 3 – Inputs are unobservable and reflect assumptions on the part of the reporting entity

(continues)     29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

The following table summarizes the valuation of the Fund investments by the ASC 820 fair value hierarchy levels as of November 30, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$10,988,875	$131,070	$11,119,945
Common Stock	69,054,435	—	—	69,054,435
Corporate Debt	—	75,704,185	—	75,704,185
Foreign Debt	—	16,561,493	3,479,000	20,040,493
Investment Companies	22,646	—	—	22,646
Municipal Bonds	—	184,584	—	184,584
U.S. Treasury Obligations	4,020,098	—	—	4,020,098
Short-Term	—	10,302,013	—	10,302,013
Securities Lending Collateral	10,753,628	5,101,823	13,945	15,869,396
Other	55,360	562,621	—	617,981
Total	$83,906,167	$119,405,594	$3,624,015	$206,935,776
Derivatives	$—	$960	$—	$960

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Other	Total
Balance as of 11/30/08	$163,408	$906,461	$2,887,040	$26,906	$520,156	$4,503,971
Net purchases, sales, and settlements	(144,728)	(700,672)	1,003,880	—	(984,256)	(825,776)
Net realized gain (loss)	30	(122,737)	(195,742)	—	—	(318,449)
Net transfers in and/or out of Level 3	(29,995)	(1,078,457)	(1,527,399)	—		(2,635,851)
Net change in unrealized appreciation/depreciation	142,355	995,405	1,311,221	(12,961)	464,100	2,900,120
Balance as of 11/30/09	$131,070	$—	$3,479,000	$13,945	$—	$3,624,015

Net change in unrealized appreciation/depreciation
from investments still held as of 11/30/09	$138,637	$—	$675,071	$(12,961)	$—	$800,747

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2009 and 2008 was as follows:

	Year Ended
	11/30/09	11/30/08
Ordinary income	$8,632,951	$8,332,471
Return of capital	7,780,966	13,699,286
Total	$16,413,917	$22,031,757

5. Components of Net Assets on a Tax Basis

As of November 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$223,505,236
Capital loss carryforwards	(58,412,011)
Other temporary differences	(226,564)
Unrealized depreciation of investments
and foreign currencies	(8,818,765)
Net assets	$156,047,896

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of CDS contracts, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, CDS contracts, market discount and premium on certain debt instruments and paydowns gains (losses) of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2009, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$(514,831)
Accumulated net realized loss	595,276
Paid-in capital	(80,445)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at November 30, 2009 will expire as follows: $1,676,026 expires in 2015; $34,480,079 expires in 2016, and $22,255,906 expires in 2017.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, BNY Mellon Shareowner Services, in the open market if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the year ended November 30, 2009, the fund issued 11,996 shares for $144,672 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates. Since the Fund was trading at a discount on the respective dividend payment dates for the year ended November 30, 2009, BNY Mellon Shareowner Services purchased shares of the Fund on the open market pursuant to the Fund’s dividend reinvestment plan.

The Fund did not repurchase any shares under the Share Repurchase Program during the years ended November 30, 2009 and 2008.

7. Line of Credit

For the year ended November 30, 2009, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 30, 2010. During the year ended November 30, 2009, the Fund’s outstanding borrowings made pursuant to the Credit Agreement ranged from $40,000,000 to $45,000,000. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2009, the par value of loans outstanding was $40,000,000 at a variable interest rate of 1.5625%. During the year ended November 30, 2009, the average daily balance of loans outstanding was $43,383,562 at a weighted average interest rate of approximately 1.406%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

The Fund applies the amended provisions, as amended to date, of Accounting Standards Codification 815 (ASC 815), Derivatives and Hedging Activities (ASC 815). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts in order to generate additional income and as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. There were no foreign currency contracts outstanding at November 30, 2009.

Financial Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial

(continues)     31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default. There were no financial futures contracts outstanding at November 30, 2009.

Written Options — During the year ended November 30, 2009, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. The Fund may write call or put options on securities, financial indices, and foreign currencies. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the year ended November 30, 2009 for the Fund are as follows:

	Number of
	contracts	Premiums
Options outstanding at
November 30, 2008	—	$—
Options written	850	69,699
Options expired	(525)	(38,850)
Options terminated in closing
purchase transactions	(325)	(30,849)
Options outstanding at
November 30, 2009	—	$—

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. As disclosed in the footnotes to the statement of net assets, the notional value of the protection sold was $25,000 and the unrealized appreciation of the protection sold was $960 as of November 30, 2009. If a credit event had occurred as of November 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $25,000 less the value of the contracts’ related reference obligations.

Credit default swaps may involve greater risks than if the Fund had invested in the reference security or basket of securities directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three-tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At November 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2009, the value of securities on loan was $15,747,895, for which the Fund received collateral, comprised of non-cash collateral valued at $18,900, and cash collateral of $16,239,794. At November 30, 2009, the value of invested collateral was $15,869,396. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major

(continues)     33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

10. Credit and Market Risk (continued)

securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s.

Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and maybe adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2009, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Return	Total	(D)
Distributions	Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends1
—	52.60%	47.40%	100.00%	8.80%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

(D) is based on percentage of ordinary income distributions of the Fund.

1Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount $1,565,879 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Enhanced Global Dividend and Income Fund

We have audited the accompanying statement of net assets of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Enhanced Global Dividend and Income Fund at November 30, 2009, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 21, 2010

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy Results

Annual Meeting

The Fund held its Annual Meeting of Shareholders on August 19, 2009. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	11,753,504.49	516,599.85	659,330.66
Thomas L. Bennett	11,752,665.58	517,438.76	659,330.66
John A. Fry	11,751,099.73	519,004.61	659,330.66
Anthony D. Knerr	11,733,556.43	536,547.91	659,330.66
Lucinda S. Landreth	11,768,111.18	501,993.16	659,330.66
Ann R. Leven	11,749,132.04	520,972.30	659,330.66
Thomas F. Madison	11,769,159.64	500,944.70	659,330.66
Janet L. Yeomans	11,766,395.34	503,709.00	659,330.66
J. Richard Zecher	11,783,625.46	486,478.88	659,330.66

Investment Management Agreement

The Fund held a Special Meeting of Shareholders on November 12, 2009 that was adjourned and reconvened on December 4, 2009. On December 4, 2009, the Fund’s shareholders approved a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust. The results of the meeting were as follows:

Shares Voted For	4,975,495.537
Shares Voted Against or Withheld	278,791.858
No Vote	7,675,147.605

The meeting was held in connection with the Transaction described in Note 12 above.

Corporate Governance

The Fund’s audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2008 to the New York Stock Exchange (“NYSE”) on September 16, 2009 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s web site at http://www.sec.gov.

Changes to Portfolio Management Team

On February 13, 2009, the Fund announced that, effective March 30, 2009, Philip R. Perkins no longer serves as a co-portfolio manager of the Fund. The rest of the portfolio management team consisting of D. Tysen Nutt, Jr., Edward A. “Ned” Gray, Thomas H. Chow, Roger A. Early, Kevin P. Loome, Babak Zenouzi, Damon J. Andres and Liu-Er Chen continue to manage the Fund.

Fund management

Babak “Bob” Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA
Senior Vice President, Senior Portfolio Manager

Ned Gray joined Delaware Investments in June 2005 in his current position, developing the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

(continues)     37

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Distribution Information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

		Long Term		Total
	Net Investment	Capital	Return on	Distribution
	Income	Gain/(Loss)	Capital	Amount
Month	per Share	per Share	per Share	per Share
Dec 08	$0.0500		$0.0920	$0.1420
Jan 09	0.0425	$—	$0.0600	0.1025
Feb 09	0.0550		$0.0475	0.1025
Mar 09	0.0553		$0.0472	0.1025
Apr 09	0.0641		$0.0384	0.1025
May 09	0.0651		$0.0374	0.1025
Jun 09	0.0562		$0.0463	0.1025
Jul 09	0.0609		$0.0416	0.1025
Aug 09	0.0548	—	$0.0477	0.1025
Sep 09	0.0536	—	$0.0489	0.1025
Oct 09	0.0476		$0.0549	0.1025
Nov 09	0.0544		$0.0481	0.1025
	$0.6595	$0.000	$0.6100	$1.2695

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend Reinvestment Plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by BNY Mellon Shareowner Services (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, Box 3338, South Hackensack, NJ 07606-1938; telephone: 800-851-9677.

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Directors of the Delaware Investments® Family of Funds (the “Board”), including the independent Directors, unanimously approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”), which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Directors. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Directors.

(continues)     39

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

At the Meeting, the Directors discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Directors’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Directors and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).
In addition to the information provided by DMC and Macquarie Group as described above, the Directors also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was controlling, and different Directors may have attributed different weights to the various factors. However, for each Fund, the Directors determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Directors considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Directors gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Directors and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Directors considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and they, therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Directors were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds. Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Directors placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Directors gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Directors gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Directors reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”) which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Directors observed the significant improvements to relative investment performance of the Funds as compared to the Funds’ performance as of December 31, 2007.

At their meeting on September 3, 2009, the Directors, including the independent Directors in consultation with their independent counsel, reviewed the investment performance of each Fund. The Directors compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008. The Board therefore concluded that the investment performance of the Funds on an aggregate basis had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting.

The Performance Universe for the Delaware Enhanced Global Dividend and Income Fund consisted of the Fund and all non-leveraged closed-end global funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the fourth quartile. The Fund’s performance results were not in line with the Board’s objective. However, in evaluating performance, the Board considered the Fund’s short existence. The Board was satisfied that Management was taking effective action to improve Fund performance and meet the Board’s performance objective.

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Directors also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Directors focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Directors also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Directors concluded that expenses of the Funds were satisfactory.

(continues)     41

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Directors expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Funds for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Directors reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Directors’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Directors concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. As a closed-end fund, the Funds do not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Funds were not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Directors concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Directors reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Directors. Based on this review, the Directors concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Directors noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

The Board considered Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Directors noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Directors also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	80	Director —
2005 Market Street	President,	since August 16 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.2
	Trustee	Chief Executive Officer
April 1963		since August 1 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	80	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	80	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995–June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	80	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	80	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	80	None
2005 Market Street		October 1989	ARL Associates
Philadelphia, PA			(Financial Planning)
19103			(1983–Present)

November 1940

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	80	Director and Chair of
2005 Market Street		May 19973	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
Compensation
Committee — Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	80	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	80	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

(continues)     45

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	80	None4
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	80	None4
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.
October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	80	None4
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	80	None4
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Directors

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher†
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling
800 523-1918; (ii) on the Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Contact information

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer agent
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact BNY Mellon Shareowner Services, at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

†Audit committee member

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $15,038 for the fiscal year ended November 30, 2009.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $16,300 for the fiscal year ended November 30, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,550 for the fiscal year ended November 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,550 for the fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $202,264 and $258,552 for the registrant’s fiscal years ended November 30, 2009 and November 30, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, John A. Fry, Thomas F. Madison and J. Richard Zecher.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30, 2009.  Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis.  The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

	No. of Accounts	Total Assets in Accounts Fee	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fee
Damon J. Andres
Registered Investment Companies	11	$596.0 million	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$72.1 million	0	$0
Liu-Er Chen
Registered Investment Companies	6	$1.2 billion	0	$0
Other pooled Investment Vehicles	0	0	0	$0
Other Accounts	3	$170,000	0	$0
Thomas H. Chow
Registered Investment Companies	12	$10.9 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	13	$1.3 billion	0	$0
Roger A. Early
Registered Investment Companies	20	$13.1 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	37	$4.6 billion	0	$0
Edward A. Gray
Registered Investment Companies	10	$731.0 million	0	$0
Other pooled Investment Vehicles	0	0	0	$0
Other Accounts	5	$113.0 million	0	$0
Kevin P. Loome
Registered Investment Companies	18	$10.1 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$1.4 billion	0	$0

D. Tysen Nutt, Jr.
Registered Investment Companies	13	$1.9 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	28	$2.5 billion	2	$590.0 million
Babak Zenouzi
Registered Investment Companies	11	$596.0 million	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$72.0 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     Two of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.  The pool is allotted based on subjective factors and objective factors.  The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices.  Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis.  Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

      (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis.  Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

      (Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices.   Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis.  Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

      (Mr. Chen only) There is a base bonus that is guaranteed.  Any additional bonus over the base bonus is 100% based on subjective factors.  After certain performance objectives are reached the bonus pool will increase above the base bonus.  The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group.  Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis.  Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period.  There is a sliding scale for performance achievements above the 40th percentile.

      (Mr. Chow, Mr. Early and Mr. Loome only) Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.  The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors.  There is one pool for bonus payments for the fixed income department.  The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, 60%-75% of the bonus is quantitatively determined.  For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted.  For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted.  There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance.  Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Deferred Compensation – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation & Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan.

     The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to: attract, retain and reward key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the company; and provide such employees with incentives to expend their maximum efforts.     Subject to the terms of the plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting.  Awards are granted under the plan from time to time by the company.  Awards may be based in part on seniority.  The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31.  The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.  The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula based valuation methodology.  Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company and the shares may be called back from the stockholder by the company from time to time, as the case may be.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2009, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Enhanced Global Dividend and Income Fund

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: February 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: February 3, 2010

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: February 3, 2010